EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Teknowledge Corporation (the “Company”) on Form 10-KSB for the year ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael D. Kaplan, the Vice President of Finance and Chief Financial Officer of Teknowledge Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (“Section 906”), that:

(1)    The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 12, 2007	By: /s/ Michael D. Kaplan
Michael D. Kaplan
Vice President of Finance and
Chief Financial Officer